Delaware Foundation Funds Balanced Portfolio

          Supplement to Prospectus dated December 30, 1999

     Effective as of September 21, 2000, the Foundation Funds
Delaware Balanced Portfolio changed its dividend payment frequency from quarterly to annually. The Fund will continue to pay capital gains, if any, annually.